UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2011 (December 1, 2011)
UNILIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34540	27-1049354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (717) 384-3400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On December 1, 2011, Unilife Corporation held its annual meeting of stockholders in New York City, at which the following proposals were submitted to a vote of stockholders. The results of the votes are provided below. Under Australian Securities Exchange (“ASX”) rules, we are required to disregard votes cast on Proposals No. 5 through 12 by directors and their associates. The voting results indicated below for Proposals No. 5 through 12 exclude 4,440,622 shares cast by directors and their associates on those proposals.
Proposal No. 1 — The election of the persons named below as directors to hold office until our annual meeting of stockholders to be held in 2012 and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal
All director nominees were elected and the votes cast were as follows:

Director	For	Withheld	Broker non-votes
Slavko James Joseph Bosnjak	23,743,353	2,666,916	6,029,234
Jeff Carter	25,166,876	1,243,393	6,029,234
William Galle	24,153,592	2,256,677	6,029,234
John Lund	24,610,425	1,799,844	6,029,234
Mary Katherine Wold	26,056,656	353,613	6,029,234
Marc S. Firestone	26,055,800	354,469	6,029,234
Alan D. Shortall	25,496,041	914,228	6,029,234
Proposal No. 2 — Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2012
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2012, was approved and the votes were cast as follows:

Votes cast
For	Against	Abstain
32,098,125	216,238	125,140
Proposal No. 3 — Advisory vote regarding the approval of compensation paid to certain executive officers
The compensation of the Company’s named executive officers was approved, on an advisory basis, and the votes were cast as follows:

Votes cast			Broker
For	Against	Abstain	non-votes
22,188,789	3,535,099	686,381	6,029,234
Proposal No. 4 — Advisory vote regarding the frequency of stockholder approval of the compensation paid to certain executive officers
The votes cast on this proposal were as follows:

Votes cast
	Every	Every		Broker
Every year	two years	three years	Abstain	non-votes
12,011,375	1,668,868	11,396,460	1,333,566	6,029,234

In light of the voting results with respect to this proposal, the Company has decided that it will hold an advisory vote on the compensation of its named executive officers every year.
Proposal No. 5 — For the purposes of ASX Listing Rule 10.14 and for all other purposes, approval of the grant of up to 45,000 securities to Slavko James Joseph Bosnjak (which Mr. Bosnjak may elect to take in the form of shares of common stock or phantom stock units)
The grant to Mr. Bosnjak was approved and the votes were cast as follows:

Votes cast			Broker
For	Against	Abstain	non-votes
16,105,195	5,537,395	327,057	6,029,234
Proposal No. 6 — For the purposes of ASX Listing Rule 10.14 and for all other purposes, approval of the grant of up to 45,000 securities to Jeff Carter (which Mr. Carter may elect to take in the form of shares of common stock or phantom stock units)
The grant to Mr. Carter was approved and the votes were cast as follows:

Votes cast			Broker
For	Against	Abstain	non-votes
16,260,219	5,394,782	314,646	6,029,234
Proposal No. 7 — For the purposes of ASX Listing Rule 10.14 and for all other purposes, approval the grant of up to 45,000 securities to William Galle (which Mr. Galle may elect to take in the form of shares of common stock or phantom stock units)
The grant to Mr. Galle was approved and the votes were cast as follows:

Votes cast			Broker
For	Against	Abstain	non-votes
16,222,434	5,437,066	310,147	6,029,234
Proposal No. 8 — For the purposes of ASX Listing Rule 10.14 and for all other purposes, approval of the grant of up to 45,000 securities to John Lund (which Mr. Lund may elect to take in the form of shares of common stock or phantom stock units)
The grant to Mr. Lund was approved and the votes were cast as follows:

Votes cast			Broker
For	Against	Abstain	non-votes
16,314,099	5,341,901	313,647	6,029,234

Proposal No. 9 — For the purposes of ASX Listing Rule 10.14 and for all other purposes, approval of the grant of up to 45,000 securities to Mary Katherine Wold (which Ms. Wold may elect to take in the form of shares of common stock or phantom stock units)
The grant to Ms. Wold was approved and the votes were cast as follows:

Votes cast			Broker
For	Against	Abstain	non-votes
16,328,849	5,325,651	315,147	6,029,234
Proposal No. 10 — For the purposes of ASX Listing Rule 10.14 and for all other purposes, approval of the grant of up to 45,000 securities to Marc Firestone (which Mr. Firestone may elect to take in the form of shares of common stock or phantom stock units)
The grant to Mr. Firestone was approved and the votes were cast as follows:

Votes cast			Broker
For	Against	Abstain	non-votes
16,272,275	5,382,225	315,147	6,029,234
Proposal No. 11 — For the purposes of ASX Listing Rule 10.14 and for all other purposes, approval of the grant of up to 1,916,000 securities (in the form of 1,166,000 shares of restricted stock and 750,000 stock options) to Alan D. Shortall
The grant to Mr. Shortall was approved and the votes were cast as follows:

Votes cast			Broker
For	Against	Abstain	non-votes
15,183,097	6,354,190	432,360	6,029,234
Proposal No. 12 — For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the 2009 Stock Incentive Plan, as proposed to be amended
The proposed amendment to the 2009 Stock Incentive Plan was approved and the votes were cast as follows:

Votes cast			Broker
For	Against	Abstain	non-votes
15,852,588	5,518,225	598,834	6,029,234
Item 7.01 Regulation FD Disclosure
During the annual meeting of stockholders on December 1, 2011, Alan Shortall, the Company’s Chief Executive Officer, made a PowerPoint presentation summarizing the Company’s current business affairs. The presentation is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	PowerPoint Presentation for 2011 Annual Meeting

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation
Date: December 5, 2011	By:	/s/ Alan Shortall
Alan Shortall
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	PowerPoint Presentation for 2011 Annual Meeting

7